MARTIN CURRIE SMASH SERIES EM FUND

Schedule of investments (unaudited)	October 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.3%
COMMUNICATION SERVICES - 1.9%
Interactive Media & Services - 1.9%
NAVER Corp.	155,729	$21,771,409	(a)

CONSUMER DISCRETIONARY - 10.5%
Automobiles - 4.1%
Maruti Suzuki India Ltd.	374,541	46,771,451	(a)

Textiles, Apparel & Luxury Goods - 6.4%
Titan Co. Ltd.	1,900,848	72,870,465	(a)

TOTAL CONSUMER DISCRETIONARY		119,641,916

CONSUMER STAPLES - 0.9%
Consumer Staples Distribution & Retail - 0.9%
Robinsons Retail Holdings Inc.	14,512,990	10,487,004

ENERGY - 6.4%
Oil, Gas & Consumable Fuels - 6.4%
Reliance Industries Ltd.	2,624,768	72,175,316	(a)

FINANCIALS - 13.7%
Banks - 10.2%
Al Rajhi Bank	2,613,539	46,783,825	(a)
Kotak Mahindra Bank Ltd.	2,223,543	46,482,786	(a)
Ping An Bank Co. Ltd., Class A Shares	16,040,861	22,942,896	(a)

Total Banks		116,209,507

Capital Markets - 3.5%
B3 SA - Brasil Bolsa Balcao	17,860,700	39,499,540

TOTAL FINANCIALS		155,709,047

HEALTH CARE - 5.1%
Health Care Providers & Services - 3.2%
Dr Sulaiman Al Habib Medical Services Group Co.	211,550	14,209,503	(a)
Odontoprev SA	10,675,420	22,211,565

Total Health Care Providers & Services		36,421,068

Pharmaceuticals - 1.9%
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H Shares	9,433,500	21,767,358	(a)

TOTAL HEALTH CARE		58,188,426

INDUSTRIALS - 6.6%
Electrical Equipment - 3.8%
Contemporary Amperex Technology Co. Ltd., Class A Shares	1,452,068	36,870,624	(a)
LG Energy Solution Ltd.	24,015	6,884,350	*(a)

Total Electrical Equipment		43,754,974

See Notes to Schedule of Investments.

Martin Currie SMASh Series EM Fund 2023 Quarterly Report	1

MARTIN CURRIE SMASH SERIES EM FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Machinery - 2.8%
Shenzhen Inovance Technology Co. Ltd., Class A Shares	2,843,246	$23,502,287	(a)
Wuxi Lead Intelligent Equipment Co. Ltd., Class A Shares	2,084,250	7,990,674	(a)

Total Machinery		31,492,961

TOTAL INDUSTRIALS		75,247,935

INFORMATION TECHNOLOGY - 38.5%
Electronic Equipment, Instruments & Components - 5.4%
Delta Electronics Inc.	4,031,000	36,326,934	(a)
Samsung SDI Co. Ltd.	77,872	24,656,989	(a)

Total Electronic Equipment, Instruments & Components		60,983,923

IT Services - 2.4%
Tata Consultancy Services Ltd.	679,970	27,527,631	(a)

Semiconductors & Semiconductor Equipment - 9.3%
Globalwafers Co. Ltd.	2,342,000	34,427,190	(a)
SK Hynix Inc.	821,794	71,366,337	(a)

Total Semiconductors & Semiconductor Equipment		105,793,527

Technology Hardware, Storage & Peripherals - 21.4%
Samsung Electronics Co. Ltd.	2,755,130	137,136,260	(a)
Samsung Electronics Co. Ltd., Registered Shares, GDR	84,655	105,859,014	(a)

Total Technology Hardware, Storage & Peripherals		242,995,274

TOTAL INFORMATION TECHNOLOGY		437,300,355

MATERIALS - 15.7%
Chemicals - 8.1%
Asian Paints Ltd.	1,028,778	37,057,843	(a)
LG Chem Ltd.	113,716	37,269,531	(a)
Orbia Advance Corp. SAB de CV	10,682,400	17,336,903

Total Chemicals		91,664,277

Construction Materials - 3.1%
UltraTech Cement Ltd.	350,641	35,486,288	(a)

Metals & Mining - 4.5%
Antofagasta PLC	3,094,640	50,602,115	(a)

TOTAL MATERIALS		177,752,680

TOTAL INVESTMENTS - 99.3% (Cost - $1,256,557,850)		1,128,274,088
Other Assets in Excess of Liabilities - 0.7%		7,471,932

TOTAL NET ASSETS - 100.0%		$1,135,746,020

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviation(s) used in this schedule:

GDR	— Global Depositary Receipts

See Notes to Schedule of Investments.

2	Martin Currie SMASh Series EM Fund 2023 Quarterly Report

MARTIN CURRIE SMASH SERIES EM FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2023

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Martin Currie SMASh Series EM Fund 2023 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Martin Currie SMASh Series EM Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures

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Notes to Schedule of Investments (unaudited) (continued)

approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

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Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Consumer Staples	$10,487,004	—	—	$10,487,004
Financials	39,499,540	$116,209,507	—	155,709,047
Health Care	22,211,565	35,976,861	—	58,188,426
Materials	17,336,903	160,415,777	—	177,752,680
Other Common Stocks	—	726,136,931	—	726,136,931

Total Investments	$89,535,012	$1,038,739,076	—	$1,128,274,088

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

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